DIAMOND HILL FUNDS

Diamond Hill International Fund
Supplement dated September 14, 2022
to the Summary Prospectus Dated February 28, 2022 As Amended, and to the Prospectus Dated February 28, 2022 As Amended, and to the Statement of Additional Information Dated February 28, 2022 As Amended

Summary Prospectus and Prospectus

Effective September 30, 2022, Krishna Mohanraj is the sole Portfolio Manager of the Diamond Hill International Fund (“International Fund”).

Accordingly, in the Portfolio Management sections on Page 3 of the Summary Prospectus and on Page 23 of the Prospectus, and in the Portfolio Managers section on Page 40 of the Prospectus, the following is revised:

Grady Burkett is removed as a Portfolio Manager of the International Fund.

Mr. Burkett will remain with the Adviser as a Research Analyst.
Statement of Additional Information
Effective September 30, 2022, Grady Burkett is no longer designated as a Portfolio Manager of the International Fund.

Accordingly, all references to Grady Burkett on Pages 55, 56, and 58 as a Portfolio Manager of the International Fund are removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE